Capital Stock	12 Months Ended
Dec. 31, 2013
Capital Stock
Capital Stock

Note 16. Capital Stock

        The Company is authorized to issue 2,000,000,000 shares of common stock. As of December 31, 2013, there were 98,915,432 shares of common stock issued and 91,560,966 shares of common stock outstanding. The Company has no other classes of equity securities issued or outstanding. All of the issued and outstanding shares of the Company are held by investment funds sponsored by, or affiliated with, the Equity Sponsors and certain executive officers and key employees of SvM. The Company has completed equity offerings to certain executive officers and key employees pursuant to the MSIP (as defined below). The shares sold and options granted to employees in connection with these equity offerings are subject to and governed by the terms of the MSIP and are discussed further in Note 17.

        In connection with these offerings, the Company sold 384,427 deferred share units ("DSUs") at a purchase price of $15.00 per DSU. DSUs represent a right to receive a share of common stock in the future. In 2008, the Company issued 384,427 shares of common stock to a rabbi trust to be held for future distribution related to the DSUs. The shares held by the rabbi trust are presented in treasury stock on the consolidated statements of financial position and the consolidated statements of shareholders' equity. As of December 31, 2013, there are 108,504 DSUs outstanding, which have not yet been converted to common stock.